Revenue Snapshot
Quarterly Annual
(1)
Q2’FY14 Q2’FY15
(2)
(2)
$16
$19 $19
$24
$21
$34
$89
$96
$88
$88
$82
$85
$97M
$103M
$95M $96M
$89M
$87M
Q1'FY14 Q2'FY14 Q3'FY14 Q4'FY14 Q1'FY15 Q2'FY15
100G Cont. Ops., Ex. I&C (Total)
Reported
$45
$79
$361
$416M
$391M
FY 2013 FY 2014
100G Cont. Ops., Ex. I&C (Total)
Reported
100G
19%
40G
26%
10G
48%
I&C
7%
100G
39%
40G
22%
10G
37%
I&C
2%
Product Revenue Mix
$389
Exhibit 99.1
Note: Fiscal year 2013 ends June 29, 2013 and fiscal year 2014 ends June 28, 2014.
(1) FY 2013 pro forma for the full year effect of the acquisition of Opnext which closed July 23, 2012.
(2) Inclusive of 100G revenues.

Non-GAAP Gross Margin Expansion
Drivers
Expansion as 100G
Mix Increases
Improved Fab
Utilization
Long-Term Target
~30-35%
Improved Operations
100G Coherent CFP2
Quarterly Non-GAAP Gross Margin
Q3'FY14 Q4'FY14 Q1'FY15 Q2'FY15
9.1%
10.9%
13.5%
16.2%
12.3%
14.1%
16.5%
16.5%
Cont. Ops., Ex. I&C Reported
Note: Fiscal year 2013 ends June 29, 2013 and fiscal year 2014 ends June 28, 2014. See attached reconciliation for definition of Non-GAAP Gross Margin.

Path to Profitability
Operating Expenses (Non-GAAP)
Reduced Spending
Adjusted EBITDA (Non-GAAP)
Narrowed
Operating Loss
Q1'FY14 Q2'FY14 Q3'FY14 Q4'FY14 Q1'FY15 Q2'FY15
$36.0
$32.3
$27.2
$25.6
$26.2
$23.3
$38.1M
$34.2M
$29.2M
$27.9M
$28.4M
$24.2M
Cont. Ops., Ex. I&C Reported
Q1'FY14 Q2'FY14 Q3'FY14 Q4'FY14 Q1'FY15 Q2'FY15
($19.1)
($10.7)
($12.3)
($9.4)
($8.9)
($5.5)
($21.1M)
($12.5M)
($14.4M)
($11.3M)
($10.8M)
($5.3M)
Reported Cont. Ops., Ex. I&C
Note: Fiscal year 2013 ends June 29, 2013 and fiscal year 2014 ends June 28, 2014. See attached reconciliation for definition of Operating Expenses (Non-GAAP) and Adjusted EBITDA (Non-GAAP).

OCLARO, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

OCLARO, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	FISCAL YEAR 2014				FISCAL YEAR 2015
	Q1	Q2	Q3	Q4	Q1	Q2
Revenues	$96,648	$102,914	$95,398	$95,911	$89,241	$86,820
Cost of revenues	85,430	86,001	84,298	82,694	74,832	73,054

Gross profit	11,218	16,913	11,100	13,217	14,409	13,766
Operating expenses:
Research and development	18,087	16,424	14,624	15,083	13,913	11,721
Selling, general and administrative	20,950	18,557	17,437	13,993	15,414	13,646
Amortization of intangible assets	424	417	418	421	418	269
Restructuring, acquisition and related costs	2,877	6,721	3,068	5,825	1,730	(8,038)
Flood-related (income) expense	—	(140)	(1,657)	—	—	—
Impairment of goodwill, intangibles and long-lived assets	—	—	—	584	—	—
(Gain) loss on sale of property and equipment	452	205	(326)	334	397	(26)

GAAP Total operating expenses	42,790	42,184	33,564	36,240	31,872	17,572

GAAP Operating income (loss)	(31,572)	(25,271)	(22,464)	(23,023)	(17,463)	(3,806)

Reconciliation of GAAP Revenues to Cont. Ops., Ex I&C:
Revenues	96,648	102,914	95,398	95,911	89,241	86,820
I&C Revenues	7,216	7,386	7,578	7,726	7,519	1,845
Revenue Ex. I&C	$89,432	$95,528	$87,820	$88,185	$81,722	$84,975

Reconciliation of GAAP gross margin rate to non-GAAP gross margin rate and gross margin, Ex. I&C:
GAAP gross profit	$11,218	$16,913	$11,100	$13,217	$14,409	$13,766
Outsource transition costs	496	237	353	49	—	—
Stock compensation included in cost of revenues	252	250	244	255	330	576

Non-GAAP gross profit	$11,966	$17,400	$11,697	$13,521	$14,739	$14,342

I&C Gross Profits	3,760	3,493	3,698	3,913	3,746	577

Non-GAAP gross profit, Ex. I&C	$8,206	$13,907	$7,999	$9,608	$10,993	$13,765

GAAP gross margin rate	11.6%	16.4%	11.6%	13.8%	16.1%	15.9%
Non-GAAP gross margin rate	12.4%	16.9%	12.3%	14.1%	16.5%	16.5%
Non-GAAP gross margin rate, Ex. I&C	9.2%	14.6%	9.1%	10.9%	13.5%	16.2%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses and Operating expenses Ex. I&C:
GAAP Total Operating expenses	42,790	42,184	33,564	36,240	31,872	17,572
Amortization of intangible assets	(424)	(417)	(418)	(421)	(418)	(269)
Restructuring, acquisition and related costs	(2,877)	(6,721)	(3,068)	(5,825)	(1,730)	8,038
Stock-based compensation	(711)	(596)	(2,741)	(974)	(956)	(1,180)
Outsource transition costs	(254)	(183)	(156)	(242)	—	—
Flood-related (income) expense	—	140	1,657	—	—	—
Impairment of goodwill, intangibles and long-lived assets	—	—	—	(584)	—	—
(Gain) loss on sale of property and equipment	(452)	(205)	326	(334)	(397)	26

Non-GAAP Operating expenses	$38,072	$34,202	$29,164	$27,860	$28,371	$24,187

I&C OPEX	2,047	1,941	1,948	2,238	2,185	850

Non-GAAP Operating expenses. Ex. I&C	$36,025	$32,261	$27,216	$25,622	$26,186	$23,337

Reconciliation of GAAP operating income (loss) to non-GAAP operating income (loss) and Operating income (loss) Ex. I&C:
GAAP operating income (loss)	$(31,572)	$(25,271)	$(22,464)	$(23,023)	$(17,463)	$(3,806)
Stock-based compensation	963	846	2,985	1,229	1,286	1,756
Amortization of intangible assets	424	417	418	421	418	269
Restructuring, acquisition and related costs	2,877	6,721	3,068	5,825	1,730	(8,038)
Flood-related (income) expense	—	(140)	(1,657)	—	—	—
Impairment of goodwill, intangibles and long-lived assets	—	—	—	584	—	—
Outsource transition costs	750	420	509	291	—	—
Loss on sales of property and equipment	452	205	(326)	334	397	(26)

Non-GAAP operating income (loss)	(26,106)	(16,802)	(17,467)	(14,339)	(13,632)	(9,845)

I&C Operating Income (loss)	1,713	1,552	1,750	1,675	1,561	(272)
Non-GAAP operating income (loss), Ex. I&C	(27,819)	(18,354)	(19,217)	(16,014)	(15,193)	(9,573)

Depreciation expense	6,974	6,089	5,142	4,979	4,704	4,329
Non-GAAP Adjusted EBITDA	(19,132)	(10,713)	(12,325)	(9,360)	(8,928)	(5,516)

I&C Depreciation Expenses	287	280	278	265	288	90
Depreciation expenses, Ex. I&C	6,687	5,809	4,864	4,714	4,416	4,239
Non-GAAP Adjusted EBITDA, Ex. I&C	(21,132)	(12,545)	(14,353)	(11,299)	(10,777)	(5,334)

Non-GAAP Financial Measures

Oclaro believes that providing the following non-GAAP measures to its investors, in addition to corresponding income statement measures, provides investors the benefit of viewing Oclaro’s performance using the same financial metrics that the management team uses in making many key decisions and evaluating how Oclaro’s “core operating performance” and its results of operations may look in the future. Oclaro defines “core operating performance” as its ongoing performance in the ordinary course of its operations. Items that are non-recurring or do not involve cash expenditures, such as impairment charges, income taxes, restructuring and severance programs, costs relating to specific major projects (such as acquisitions), non-cash compensation related to stock and options and certain income, purchase accounting adjustments related to the fair market value of acquired inventories, costs to outsource our back-end manufacturing activities, write-offs and expenses related to flooding in Thailand, including advance payments received from insurers, impairment of fixed assets and inventory and related expenses, are not included in Oclaro’s view of “core operating performance.” Management does not believe these items are reflective of Oclaro’s ongoing core operations and accordingly excludes those items from Adjusted EBITDA, non-GAAP gross margin and non-GAAP operating expenses.

Oclaro uses Adjusted EBITDA, non-GAAP gross margin, non-GAAP operating expenses and non-GAAP operating income/loss in evaluating Oclaro’s historical and prospective cash usage, as well as its cash usage relative to its competitors. Specifically, management uses these non-GAAP measure to further understand and analyze the cash used in/generated from Oclaro’s core operations. Oclaro believes that by excluding these non-cash and non-recurring charges, more accurate expectations of its future cash needs can be assessed in addition to providing a better understanding of the actual cash used in or generated from core operations for the periods presented. Oclaro further believes that providing this information allows Oclaro’s investors greater transparency and a better understanding of Oclaro’s core cash position.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States of America. Non-GAAP measures should not be considered in isolation from or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

Sale of Industrial and Consumer Business

On August 5, 2014, Oclaro entered into a separation agreement to sell the industrial and consumer business of Oclaro Japan located at its Komoro, Japan facility (the “Industrial and Consumer Business”) to Ushio Opto Semiconductors, Inc. On October 27, 2014, the sale was completed. In addition to the measures described below, Oclaro has presented each such measure, as well as revenue, for prior periods both including and excluding the results attributable to the Industrial and Consumer Business. Amounts excluding the Industrial and Consumer Business are labeled “Ex. I&C.”

Adjusted EBITDA

Adjusted EBITDA is calculated as operating income/loss excluding the impact of depreciation and amortization, restructuring, acquisition and related costs, non-cash compensation related to stock and options, impairment of intangible assets and goodwill and certain other one-time charges and credits, including flood related advance payments received from insurers, impairment of fixed assets and inventory and related expenses and outsource transition costs, all as specifically identified in the non-GAAP reconciliation schedules set forth below. In addition to Adjusted EBITDA, Oclaro has also presented Adjusted EBITDA that has been further adjusted to reflect the exclusion of the Industrial and Consumer Business. This metric is referred to as “Adjusted EBITDA, Ex. I&C.”

Non-GAAP Gross Profit and Gross Margin

Non-GAAP Gross Profit is calculated as gross profit excluding the impact of outsource transition costs and non-cash stock-based compensation expense associated with cost of revenues, all as specifically identified in the non-GAAP reconciliation schedules set forth above. In addition to non-GAAP gross profit, Oclaro has also presented non-GAAP gross profit that has been further adjusted to reflect the exclusion of the gross profit associated with the Industrial and Consumer Business. This metric is referred to as “Non-GAAP Gross Profit, Ex. I&C.” Non-GAAP gross margin is calculated by dividing non-GAAP gross profit by GAAP revenue. Non-GAAP gross margin, Ex. I&C is calculated by dividing non-GAAP gross profit, Ex. I&C by revenue Ex. I&C.

Non-GAAP Operating Expenses

Non-GAAP Operating Expenses is calculated as operating expenses excluding the impact of amortization, restructuring, acquisition and related costs, non-cash compensation related to stock and options, outsource transition costs, flood related income or expense, impairment of intangible assets and goodwill, and gains or losses on the sale of property, plant and equipment.